                                 ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT (this "Agreement"), dated as of February 3, 1998, is by Elgar Holdings, Inc., a Delaware corporation (the "Company"), and Elgar Electronics Corporation, a California corporation (the "Subsidiary Guarantor").

                                 W I T N E S S E T H

          WHEREAS, JFL-EEC Merger Sub Co., a Delaware corporation ("MergerCo"), has heretofore executed and delivered to the Initial Purchaser a purchase agreement (the "Purchase Agreement"), dated as of January 30, 1998, providing for the terms pursuant to which the Initial Purchaser will purchase $90,000,000 aggregate principal amount of 9 7/8% Senior Notes due 2008 (the "Notes") of MergerCo;

          WHEREAS, MergerCo has heretofore executed and delivered to the Initial Purchaser a registration rights agreement (the "Registration Rights Agreement"), dated as of February 3, 1998, providing for the registration of the Notes and the Exchange Notes of MergerCo under the Securities Act of 1933, as amended;

          WHEREAS, MergerCo has been merged with and into the Company (the "Merger");

          WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company upon consummation of the Merger is required to assume all of the obligations of MergerCo under the Purchase Agreement and the Registration Rights Agreement and to execute and deliver this Agreement concurrently with the Merger; and

          WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, immediately subsequent to the Merger, the Subsidiary Guarantor is required to become a party to the Purchase Agreement and the Registration Rights Agreement and to guarantee the obligations of the Company with respect to the Notes thereunder;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Subsidiary Guarantor mutually covenant and agree for the benefit of the Initial Purchaser as follows:

          1. ASSUMPTION. The Company hereby agrees to assume all of the obligations of MergerCo and all of its own obligations under each of the Purchase Agreement and the Registration Rights Agreement.

          2. SUBSIDIARY GUARANTOR. The Subsidiary Guarantor hereby agrees to be deemed the "Subsidiary Guarantor" or the "Subsidiary" for all purposes under the Purchase Agreement and the "Subsidiary Guarantor" and an "Issuer" for all purposes under the Registration Rights Agreement and to perform all obligations and duties of the Subsidiary Guarantor, the Subsidiary or an Issuer, as the case may be, thereunder.

          3. DEFINITIONS. Capitalized terms used herein but not defined shall have the meanings given to such terms in the Purchase Agreement and the Registration Rights Agreement.

          4. NEW YORK LAW TO GOVERN. The internal law of the State of New York, without regard to the choice of law rules thereof, shall govern and be used to construe this Agreement.

          5. COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

          6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Merger.

                                   ELGAR HOLDINGS, INC.

                                   By:  /s/ Donald Glickman
                                        ---------------------------------------
                                        Name:  Donald Glickman
                                        Title: President

                                   ELGAR ELECTRONICS CORPORATION

                                   By:  /s/ Christopher W. Kelford
                                        ---------------------------------------
                                        Name:  Christopher W. Kelford
                                        Title: Vice President--Finance,
                                               Chief Financial Officer
                                               and Treasurer